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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Champion Healthcare Corporation, formerly known as AmeriHealth, Inc., on Form
S-8 (File No. 33-     ) of our report dated March 30, 1995, on our audits of
the consolidated financial statements of Champion Healthcare Corporation.



                                        Coopers & Lybrand, L.L.P.




Houston, Texas
August 24, 1995